UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 27, 2004

Phoenix Interests, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-30949	61-1342734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One RiverPointe Plaza, Suite 706

Jeffersonville, IN 47130

(Address of principal executive offices, including zip code)

(502) 584-4434

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 27, 2004, Phoenix Interests filed a certificate of designation with the Nevada Secretary of State to establish the rights, preferences, and limitations of its Series D convertible preferred stock. Phoenix Interests’ board of directors authorized the Series D convertible preferred stock without the need for shareholder approval, in accordance with authority granted under Phoenix Interests’ articles of incorporation.

Item 9      Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of designation of Series D preferred stock of Phoenix Interests, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX INTERESTS, INC.

Date:	January 3, 2005	By:	/s/ James D. Tilton, Jr.
James D. Tilton, Jr., President